UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 23, 2022

GROWGENERATION CORP.
(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900
Greenwood Village, CO 80111
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to Vote of Security Holders

On June 23, 2022, GrowGeneration Corp. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) through remote communication. The matters listed below were submitted to a vote of the shareholders. 63.14%% of the Company’s outstanding shares of common stock as of April 20, 2022, the record date, were present at the Annual Meeting, either in person or via proxy. Each proposal voted upon at the Annual Meeting was passed by the votes set forth below:

(1) To elect five directors to the Board of Directors of the Company to serve until the Company’s 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Name of Nominee	For	Withheld
Darren Lampert	21,445,566	467,850
Michael Salaman	20,886,730	1,026,686
Eula Adams	21,082,611	830,805
Stephen Aiello	11,495,183	10,418,233
Paul Ciasullo	12,333,025	9,580,391

(2) To approve, on an advisory basis, compensation of the Company’s named executive officers.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	20,854,939	930,885	127,592	—

(3) To approve, on an advisory basis, the frequency of advisory votes for named executive officer compensation.

	1 Year	2 Years	3 Years	Abstain
Total Shares Voted	15,021,731	5,283,805	1,434,999	172,881

(4) To approve and ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of December 31, 2022 and for the fiscal year then ending.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	37,552,043	609,609	193,909	—

Section 7 – Other Events

Item 7.01. Other Events

On June 27, 2022, GrowGeneration Corp. (the “Company”) published a press release announcing the results of the Annual Meeting.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated June 27, 2022
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 27, 2022	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer